STRONG FOUNDATION. STRONGER FUTURE. Simpson Manufacturing Co., Inc. 2024 Off-Season Engagement Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "outlook," "target," "continue," "predict," "project," "change," "result," "future," "will," "could," "can," "may," "likely," "potentially," or similar expressions. Forward-looking statements are all statements other than those of historical fact and include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales and market growth, comparable sales, earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, our ongoing integration of ETANCO and recently acquired companies, our strategic initiatives, including the impact of these initiatives on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing. Forward-looking statements are subject to inherent uncertainties, risks and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in or implied by our forward-looking statements include the effect of global pandemics such as the COVID-19 pandemic or other widespread public health crisis and their effects on the global economy, the effects of inflation and labor and supply shortages, on our operations, and the operations of our customers, suppliers and business partners, and our ongoing integration of ETANCO, as well as those discussed in the "Risk Factors" and " Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports we file with the SEC. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition. 2 Safe Harbor

3(1) Above market top-line growth relative to U.S. housing starts. (2) Time frame represents January 1, 2021 to September 30, 2024. Investment Highlights Industry leader with strong business model, accelerating above market top-line growth(1), high brand recognition and trusted reputation Diversified product offerings and geographies with ~50% exposure to the U.S. housing market Leadership position in structural solutions for wood connections with significant opportunities in all addressable markets Industry-leading gross profit and operating margins with 11 consecutive years of EPS growth Strong balance sheet enables financial flexibility ~42% of free cash flow returned to stockholders since 2021(2)

Our Strong Business Model

Innovation leader
A dedication to innovation through extensive research and development, academic partnerships, and state-of-the-art structural testing.

Longstanding relationships
Our long-standing reputation, relationships and engagement with builders and distributors, engineers, building officials, and contractors to design safer, stronger structures and improve construction practices.

Comprehensive service
Best-in-class field support, technical expertise, digital tools, and training to make it easy to select, specify, purchase, and install our products.

Why Simpson?

Our Customer-Centric Approach

Broad portfolio of structural solutions
An increasingly broad portfolio of products and software, and a commitment to developing complete solutions for the markets we serve.

Unparalleled availability & delivery
Industry-leading product availability and delivery standards on our vast product offering across multiple distribution channels, with typical delivery within 24-48 hours.

Impactful industry outreach
A strong commitment to trades education and partnering with organizations that provide training and career opportunities to attract more people to the industry and alleviate labor shortages.

Broad and Deep Product Offering[1]

Wood Connection Products



Wood connectors, shearwalls, connectors for cold-formed steel and structural steel

Fastening Systems



Fasteners for connectors, structural screws, decking screws, and productivity solutions

Concrete Connection Products



Mechanical and adhesive anchors, injection epoxies, carbon fiber strengthening products

Integrated Component Systems



Truss plates, engineered wood product connectors, truss and EWP design software

Digital Solutions



50+ software and web applications for design, specification and estimating

(1) Excluding ETANCO building envelope products only sold in Europe.

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5 Our 5-Year Company Ambitions support our market focused approach to better serve our current customers and identify opportunities to reach new customers and product opportunities (1) Company ambitions announced at March 2021 Analyst & Investor day. (2) See slide 16 for Return on Invested Capital (ROIC) definition. Strategy Driving Growth Within End Use Markets 1 Strengthening our values-based culture 2 Being the business partner of choice 3 Striving to be an innovative leader in the markets we operate 4 Continuing above market growth relative to U.S. housing starts 5 Returning to the top quartile of our proxy peers for operating income margin 6 Longer-term, returning to the top quartile of our proxy peers for ROIC(2) 5-Year Company Ambitions(1) 5 Key End Use Markets in North America Investments within businesses in 5 key end use markets is driving above market performance

Disciplined Execution of Strategy is Driving Value Creation

Simpson has driven strong stockholder value creation, outperforming peers and the broader market, as it executes on its ambitions and growth strategy



TSR measured since Company ambitions announced in March 2021(1)
SSD: +90%
DJUSBD: +78%
S&P 500: +64%
Proxy Peers(2): +49%
Mar-2021
Sep-2021
Mar-2022
Sep-2022
Mar-2023
Sep-2023
Mar-2024
Sep-2024
Simpson Manufacturing
Dow Jones U.S. Building Materials & Fixtures Index
S&P 500
Proxy Peer Average

(1) TSR measured over the period March 23, 2021 (date of announcement of latest company ambitions) to December 2, 2024.

(2) Proxy peer average includes: AOS, AAON, WMS, ALLE, AMWD, APOG, AWI, ATKR, AZEK, EXP, ROCK, JHX, LPX, PATK, NX, SUM, TREX.

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North America $1,716 Europe $481 Asia/Pacific $17 and Across Operating Segments 7 We are pleased with our continued strong performance, as evidenced by our ability to continue to grow both earnings and dividends (1) Chart represents annual dividends declared. Part of the 2013 dividend was accelerated due to uncertainty of changes to tax code in 2013. The dividend paid in December 2012 is included in 2013. Strong Business Drives Stockholder Value Our 2023 Sales by Product… ($ USD Millions) ($ USD Millions) EPS Dividends Per Share(1) $0.87 $1.05 $1.29 $1.38 $1.86 $1.94 $2.72 $2.98 $4.27 $6.12 $7.76 $8.26 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $0.50 $0.50 $0.55 $0.62 $0.70 $0.81 $0.87 $0.91 $0.92 $0.98 $1.03 $1.07 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Wood Construction $1,882 Concrete Construction $321 Other $12

8 Our North America operations continue to outperform U.S. housing, and we are highly focused on accelerating above market volume growth beyond historical average performance while continuing to pursue top quartile profitability Accelerating Above Market Growth Total Company Revenue & Profitability Relative to U.S. Housing Starts North America Volume Relative to U.S. Housing Starts 2006 2010 2014 2018 2022 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 H o u s in g S ta rts (M ) ($ M ) North America Net Sales Total Net Sales Gross Profit Income from Operations Housing Starts 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 - 50 100 150 200 250 300 350 400 450 2015 2017 2019 2021 2023 H o u s in g S ta rts (M ) S a le s V o lu m e s North America Volume Housing Starts ~2.5% pts. on avg. above market ~8% pts. on avg. above market

Accomplished Executive Team Leads Simpson

SIMPSON Manufacturing COMPANY

Over the past two years, our Board and CEO constructed an executive team of world-class **leaders with strategic capabilities and values that align with Simpson's core principles of** doing business

Michael Olosky, President & Chief Executive Officer (January 2023)



- Instrumental in developing Simpson's ambitions and leading the Company through its next phase of growth
- Joined Simpson in November 2020 as Chief Operating Officer, and promoted to President and Chief Operating Officer in January 2022
- 22+ years in numerous leadership positions at Henkel, including as President and Head of Electronics and Industrial Division

Matt Dunn, Chief Financial Officer & Treasurer (January 2025)



- Joined Simpson in June 2024 as Senior Vice President of Finance
- 23+ years of experience in the financial management of numerous high-profile brands in leadership roles spanning corporate finance and strategy
- Majority of career in Consumer Packaged Goods (12 years at Procter & Gamble; 6 years at Helen of Troy)

Michael Andersen



Executive VP, Europe

Phillip Burton



Executive VP, North America

Roger Dankel



Executive Advisor (effective January 2025)[1]

Jeremy Gilstrap



Executive VP, Innovation

Jennifer Lutz



Executive VP, Human Resources

Brian Magstadt



Executive Advisor (effective January 2025)[2]

Udit Mehta



Chief Technology Officer

Cassandra Payton



Executive VP, General Counsel

(1) Mr. Dankel serving in role as Executive VP, North America Sales through December 31, 2024 and will remain employed as an Executive Advisor of the Company until June 30, 2025.
(2) Mr. Magstadt serving in role as CFO and Treasurer through December 31, 2024 and will remain employed as an Executive Advisor of the Company until June 30, 2025.

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Strong Board Strengthened by Refreshment

Recent refreshment of directors enriches the Board's comprehensive mix of experience, knowledge and abilities that support the long-term interest of Simpson and our stockholders



Philip Donaldson — AF; CLD; CSA; N&CSR
Chairman
Director Since: 2018
Executive Vice President & CFO, Andersen Corporation



James Andrasick — AF*; N&CSR
Director Since: 2012
Former CEO, Matson Navigation Company



Chau Banks — CLD; N&CSR
Director Since: 2023
Chief Information & Data Officer, The Clorox Company



Felica Coney — AF; CSA
Director Since: 2023
Vice President, Global Server Operations, Google, Inc.



Gary Cusumano — N&CSR*; CLD; CSA;
Director Since: 2007
Retired Chairman, CEO and President, The Newhall Land and Farming Company



Celeste Volz Ford — CLD*; CSA
Director Since: 2014
Founder & Former CEO, Stellar Solutions



Kenneth Knight — CSA*; AF
Director Since: 2021
Former President & CEO, Invitae Corporation



Michael Olosky — CSA
Director Since: 2023
President and CEO, Simpson Manufacturing

<u>Committee Key:</u> AF= Audit and Finance Committee; CLD = Compensation and Leadership Development Committee; CSA = Corporate Strategy and Acquisitions Committee; N&CSR = Nominating and CSR Committee; * = Committee Chair

Refreshment of Independent Chairman

- Philip Donaldson appointed Independent Chairman in May 2024
- Board leadership refreshed in connection with the Company's regular Board and Committee composition review and rotation plan, and based on the recommendation of the Nominating & CSR Committee

Refreshment of Committee Chairs

- Committee leadership and assignments rotated periodically to ensure each committee has an appropriate mix of tenure and experience
- Board refreshed all committees with new director chairs in May 2024

Refreshment of Directors

- Commitment to thoughtful Board refreshment ensures continued alignment of collective skillsets with Simpson's strategy
- Most recently added Chau Banks and Felica Coney in June 2023

Diverse Board with Balance of Tenures[(1)]


3 Women
5 Men
1
2
1
4
Diversity
3 Racially Diverse


5-10 Years
2
<5 Years
4
Tenure
2
>10 Years

(1) Tenure statistics reflect board composition as of December 1, 2024.

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11 The Board conducts an annual review of senior management succession in consultation with the CEO, and the Chairman leads the Board in an annual review of CEO, which includes an examination of potential permanent and interim candidates The Board regularly approves and maintains a process regarding CEO and key executive succession in the event of an emergency or the retirement or other temporary or permanent absence of the CEO or other key executives To assist the Board with succession planning, the CEO creates and periodically assesses (at least annually) a list of potential successors who may be able to perform key executives’ duties on an interim basis The Compensation and Leadership Development Committee oversees the succession planning process (including succession planning for emergencies) for the CEO and key executives, and as appropriate, evaluates potential candidates Spotlight on Oversight of Succession Planning and Leadership Development Active Board Oversight The full Board is responsible for risk oversight, and each committee assists the Board in discharging its risk oversight responsibility, including over the succession planning process Audit and Finance Committee Oversees management of risks related to financial statements, the financial reporting process and cybersecurity Compensation and Leadership Development Committee Oversees management of risks related to compensation policies and practices, employee benefit plans and the administration of equity plans, as well as succession and leadership development Nominating and CSR Committee Oversees management of risks related to governance of the company and the Board, including board and committee composition Corporate Strategy and Acquisitions Committee Oversees management of risks related to our corporate strategy and strategic acquisitions

Social Responsibility Striving to ensure everyone at our Company feels included and empowered, and equipping our employees with the tools and confidence to nurture themselves and their careers 12 We operate in an environmentally responsible manner to protect our employees, customers and communities while prioritizing an inclusive, equitable and diverse company Sustainability, Environmental and Social Responsibility Environmental Committed to continuously improving the efficiency of our resource use to lessen our impact, and designing and manufacturing products with environmental conservation in mind Manufacturing Facilities • GOAL: Minimize amount of total waste generated by manufacturing processes through companywide lean practices ✓ In 2023, determined the appropriate environmental stewardship practices at each of our facilities and are advancing toward their standardization Energy Conservation • GOAL: Improve energy efficiencies at facilities globally to ensure eco- friendly, cost-effective operations ✓ In 2023, successfully implemented various energy conservation initiatives across our operations Waste Reduction and Recycling • GOAL: Support the Circular Economy by minimizing our largest recognized waste stream and sending unused steel back upstream ✓ Continuously work to improve the design of our products to minimize scrap steel during the stamping process, reducing both costs and energy Sustainable Building Practices • GOAL: Support sustainable business practices through use of green building technology and non-toxic materials ✓ In 2023, completed testing on a 10-story mass-timber structure, paving the way for increased adoption of regenerative construction materials Diversity, Equity and Inclusion • GOAL: Foster diversity in our workforce and maintain representation of differing genders, ages, races, ethnicities, and abilities ✓ Partnering with DiversityJobs to promote our job postings, and recently established a promotion guide to ensure a fair and consistent approach Leadership & Development • GOAL: Ensure all employees have access to opportunities to grow and thrive in their careers with the Company ✓ In 2023, launched employee skills assessment and began creating meaningful development programs to ensure continued employee growth Human Capital Management • GOAL: Strengthen our values-based leadership and culture based on our Company value that Everybody Matters ✓ In 2023, formed partnership with Gallup to conduct our biannual Global Employee Engagement Survey Health and Safety • GOAL: Provide the highest standard of safety and create a healthy working environment ✓ In 2023, improved the global Total Recordable Incident Rate to 1.51, below the gold standard of recognized international experts

(1) Reflects program targets, not actual performance. Percentages may not add to 100% due to rounding. 13 2024 Target CEO Compensation Mix(1) Long Term Incentive 60% Long Term Incentive 65% Base Salary 17% CPS 17% 83% Performance-Based Our Compensation and Leadership Development Committee remains committed to tightly linking pay with performance and continuously evaluates our executive compensation program to ensure we continue to align ourselves with best practices Long- Term Incentive EOCPS 60% Annual Operating Income 2024 Program Design Salary Positioned at Market Competitive Levels 35% RSUs Pro-rata vesting over 3-years 65% PSUs Cliff vesting after 3-year performance 50% 3-year revenue growth following grant 50% 3-year ROIC following grant 40% Quarterly Operating Income +/-20% MBO Modifier based on financial, operating and human capital management goals directly aligning to Simpson’s strategic initiatives At our 2024 Annual Meeting of Stockholders, Simpson received strong support for our executive compensation program, with 99.5% of votes cast in favor of management Executive Compensation

14 Enhancements to our practices and policies and efforts taken to-date Governance Sustainability, Environmental and Social Responsibility • Separate Chair of the Board and CEO • Board comprised of majority independent directors • Commitment to Board refreshment (added two directors in 2023) • Conducts annual Board and Committee self-evaluations and reviews of director qualifications • Continued commitment to social responsibility and environmentally sustainable business practices, as highlighted in our 2023 Corporate Social Responsibility Report published in June 2024 • CSR developments in our 2023 report include: ‒ Enhanced our employee development program to promote retention and upward career mobility ‒ Partnered with Gallup to conduct our 2024 annual Global Employee Engagement Survey ‒ Developed three goals relating to diversity, equity and inclusion ‒ Set the goal to reduce our TRIR to below 1.5 by the end of 2024 ‒ Added an Innovation Pillar to our report Compensation • Disclose specific targets of the compensation program and how they tie to our strategy • Maintaining longer performance-based equity award performance periods • Double-trigger vesting of equity awards upon a change in control • Rigorous approach to establishing performance goals under the incentive plans Our Board remains committed to constructive engagement with our stockholders and regularly reviews and incorporates stockholder perspectives into our key practices Commitment to Strong Governance Practices To inform our practices, Simpson maintains a strong stockholder engagement program led by the Board and senior management In late 2023 and early 2024, we reached out to stockholders holding 72% O/S and conducted engagement with 36% O/S(1) (1) Outreach and engagement statistics based on shares outstanding as of January 30, 2024 reflecting 13F filings from CapIQ.

15 Appendix

Return on Invested Capital (“ROIC”) Definition 16 When referred to in this presentation, return on invested capital (“ROIC”) for a fiscal year is calculated based on (i) the net income of that year as presented in the Company’s consolidated statements of operations prepared pursuant to generally accepted accounting principles in the U.S. (“GAAP”), as divided by (ii) the average of the sum of total stockholders’ equity and total long-term debt, at the beginning of and at the end of such year, as presented in the Company’s consolidated balance sheets prepared pursuant to GAAP for that applicable year. As such, the Company’s ROIC, a ratio or statistical measure, is calculated using exclusively GAAP financial measures.